Exhibit Page 213

Exhibit 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Riggs National Corporation’s previously filed registration statements, listed as follows:

          Form                                                            Registration Statement Number

          S-8                                                                      333-76281
          S-8                                                                      333-50185
          S-8                                                                      333-50181
          S-3                                                                      333-26447, 333-26447-01
          S-3                                                                      333-21297, 333-21297-01
          S-8                                                                      333-14609
          S-8                                                                      33-56485
          S-8                                                                      33-52451
          S-8                                                                      33-51711
          S-8                                                                      333-74644

/s/ Arthur Andersen LLP

Vienna, VA
March 20, 2002